Exhibit 99.1

January 20, 2023

Benefitfocus Shareholders Approve Merger with Voya Financial

CHARLESTON, S.C., January 20, 2023 (GLOBE NEWSWIRE) – Benefitfocus, Inc. (NASDAQ: BNFT) announced that at a special meeting today, Benefitfocus’s stockholders approved the previously announced merger agreement related to the proposed acquisition of Benefitfocus by Voya Financial, Inc. Subject to the terms and conditions of the merger agreement, at the effective time of the merger, each share of Benefitfocus common stock will be cancelled and converted into the right to receive $10.50 in cash.

The transaction remains subject to certain closing conditions and is expected to close on January 24, 2023.

About Benefitfocus

Benefitfocus is a cloud-based benefits administration technology company committed to helping organizations, and the people they serve, get the most out of their health care and benefit programs. Through exceptional service and innovative SaaS solutions, we aim to be the safest set of hands for our customers helping to simplify the complexity of benefits administration while delivering an experience that engages people and unlocks the potential for better health and improved outcomes. Our mission is simple: to improve lives with benefits.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “will,” “plan,” “project,” “seek,” “should,” “target,” “would,” and similar expressions or variations intended to identify forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management.

Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include the following: (i) conditions to the completion of the proposed transaction might not be satisfied on the terms expected or on the anticipated schedule; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger, dated as of November 1, 2022, as amended and restated by the Amended and Restated Merger Agreement, dated as of December 19, 2022 (the “Amended and Restated Merger Agreement”), between Benefitfocus, Inc., Voya Financial, Inc. and Origami Squirrel Acquisition Corp, to the proposed transaction; (iii) the effect of the announcement or pendency of the proposed transaction on Benefitfocus’s customers, suppliers, business relationships, operating results and business generally; (iv) the risk that the proposed transaction disrupts Benefitfocus’s current plans and operations and the potential difficulties in Benefitfocus’s employee retention as a result of the proposed transaction; (v) the risk related to diverting management’s attention from our ongoing business operations; (vi) potential litigation that may be instituted against Benefitfocus or its directors or officers related to the proposed transaction or the Amended and Restated Merger Agreement between the parties to the proposed transaction; (vii) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (viii) the risk that the proposed transaction will not be consummated in a timely manner; and (ix) such other factors as are set forth in Benefitfocus’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its Form 10-K, as amended for the fiscal year ended December 31, 2021 and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov.

Benefitfocus’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Benefitfocus disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Media Contact:

Maurissa Kanter

843-981-8859

pr@benefitfocus.com

Investor Relations:

Doug Kuckelman

843-790-7460

ir@benefitfocus.com

Source: Benefitfocus, Inc.